UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 2005

                   The Bluebook International Holding Company
             (Exact name of registrant as specified in its charter)

           Delaware                   000-31008                 98-0215787
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)            Identification No.)

            21098 Bake Parkway, Suite 100, Lake Forest, CA 92630-2163
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 470-9534

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On September 16, 2005, the Registrant issued a press release pursuant to Rule 135c of the Securities Act of 1933 relating to its private placement of 1,904,762 shares of its common stock and warrants to purchase an additional 190,476 shares of its common stock.

For additional information concerning the foregoing, a copy of the press release dated September 16, 2005 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.    Financial Statements and Exhibits.

           (c)    Exhibits

                  99.1     Press Release dated September 15, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 16, 2005
                                      THE BLUEBOOK INTERNATIONAL HOLDING COMPANY

                                      By: /s/ Mark A. Josipovich
                                          --------------------------------------
                                          Mark A. Josipovich
                                          Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number         Document Description

99.1           Press Release dated September 16, 2005.